Exhibit 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of WebSideStory, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey W. Lunsford, President, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 15, 2005

/s/ Jeffrey W. Lunsford
Jeffrey W. Lunsford, President,
Chief Executive Officer and Chairman
     In connection with the Quarterly Report of WebSideStory, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas D. Willardson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 15, 2005

/s/ Thomas D. Willardson
Thomas D. Willardson,
Chief Financial Officer